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                                                                   EXHIBIT 10.32



                                 REVOLVING NOTE

                                                    Due: On the Termination Date
                                                               Chicago, Illinois
                                                                 October 2, 1998

$15,000,000


        FOR VALUE RECEIVED, on or before the Termination Date (as defined in the Revolving Loan and Security Agreement referred to below) or such earlier date as Bank may declare in accordance with the Revolving Loan and Security Agreement hereinafter referred to, UNIVERSAL ELECTRONICS INC., a Delaware corporation ("Borrower"), promises to pay to order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank"), at such place as Bank may from time to time designate in writing, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or if less, the aggregate principal amount then outstanding of all Revolving Loans made by Bank to Borrower pursuant to the Revolving Loan and Security Agreement.

        Borrower further promises to pay interest on the unpaid principal amount of Borrower's obligations and liabilities to Bank under this Note from time to time outstanding, payable as provided in the Revolving Loan and Security Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

        This Note evidences indebtedness incurred under, and is entitled to the benefits of, a Revolving Loan and Security Agreement dated as of October 2, 1998 (herein, as amended, supplemented or otherwise modified, called the "Revolving Loan and Security Agreement"), between Borrower and Bank, to which Revolving Loan and Security Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Revolving Loan and Security Agreement.

        This Note is secured pursuant to the Revolving Loan and Security Agreement and reference is hereby made to such Revolving Loan and Security Agreement for a description of the collateral securing this Note and the rights of the holder of this Note with respect thereto.

        In addition to, and not in limitation of the foregoing and the provisions of the Revolving Loan and Security Agreement, Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        If any provision of this Note or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Note and the application of such


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provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

        This Note is submitted by Borrower to Bank at Bank's place of business in Chicago, Illinois and shall be deemed to have been made thereat. Presentment, demand, notice of dishonor and protest are hereby waived.

        This Note shall be governed and controlled by the internal laws of the State of Illinois, without regard to principles of conflicts of law.



                                            UNIVERSAL ELECTRONICS INC.
ATTEST: /s/ [SIGNATURE ILLEGIBLE]
       ---------------------------
               Secretary

                                            By: /s/ PAUL ARLING
                                               ---------------------------------
                                            Name: PAUL ARLING
                                                 -------------------------------
                                            Title: PRESIDENT, COO
                                                  ------------------------------



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